DREYFUS BALANCED FUND, INC.
LETTER TO SHAREHOLDERS
Dear Shareholder:
    Dreyfus Balanced Fund completed its latest semi-annual reporting period for the six months ended February 28, 1998. Your Fund produced a total return of 7.45%.* This underperformed our benchmark, a customized blended index composed of common stocks, bonds and U.S. Treasury Bills, which had a total return of 11.36% for the same period.** The Standard & Poor's 500 Composite Stock Price Index (the "S&P 500")*** and the Lehman Brothers Aggregate Bond Index had a total return of 17.61% and 5.72%, respectively, during the period.
    In the stock markets, large-capitalization growth stocks have continued to lead the markets higher and as a result our investments in mid-to-large capitalization value stocks have not kept pace with the broad market averages like the S&P 500. As we write, this situation is reversing and "value" stocks are starting to outperform their growth counterparts. The one constant feature appears to be capitalization. Large-capitalization value stocks are now leading the parade. While we may witness a seesaw battle between these two basic investment styles and capitalization this year, we remain convinced in our belief that our value approach will produce above-average long-term results. We continue to actively seek investments in companies whose earnings growth potential is greater, and projected price-earnings ratio is less, than the S&P 500.
Economic Review
    Accumulating evidence indicates that the economy may have started a shift toward slower growth this winter. Unlike the late phases of other postwar business cycles, this year's shift to slower real economic growth is occurring in tandem with decelerating price inflation. Hence, growth in the nominal dollar economy (before adjusting for inflation), which determines overall corporate revenues, could slow considerably. Meanwhile, wage growth began to accelerate last fall. Slower revenue growth and rising costs have begun to squeeze profit margins in some sectors, although overall corporate profit growth has stayed positive. Earlier this year the Federal Reserve Board (the "Fed") shifted to a neutral policy stance, abandoning last year's tightening bias. This stable policy has kept short-term rates steady, thwarting market expectations for a sustained drop in long-term rates.
    The shift to slower economic growth is not broad-based. Rather, the available evidence shows that it predominantly affects manufacturers. This is indicated by falling export orders, sluggish capital goods orders, weak automobile production and a shorter manufacturing workweek. By contrast, strength in the service-producing sector persists unabated. While employment costs seem well controlled in the manufacturing sector, wages and benefits paid to service sector workers began to accelerate last fall. The picture emerging is of late-cycle inflation pressures developing for services in the domestic economy alongside deterioration in the traded goods economy.
    Overall corporate profits posted positive surprises throughout 1997. For manufacturers, profits were boosted by strong demand as well as higher productivity and lower unit labor costs. This year, many manufacturers face a deterioration of their gross revenues. For service sector companies, last year's profits were boosted by strong demand growth. This year, some service companies may enjoy a window of opportunity to raise prices, but the risk to profit growth is that power to counteract rising labor costs by raising prices may be diminished.
    The above hot and cold mix to slower economic growth has kept the Fed's policy neutral, at least for now. Although long-term bond yields are below year-ago levels, substantially lower yields have proven difficult to attain in the absence of lower short-term rates.
    This kind of environment can foster a healthy economic outlook for the long run, but may be vulnerable to short-term surprises.

Market Overview
    Only four months after enduring the largest-ever one-day drop in the Dow Jones Industrial Average, the stock market was again setting new records by the end of February.
    The widely followed Dow Jones Industrials had broken new ground, and the more widely based S&P 500 had also achieved a new record. Smaller stocks as represented by the Russell 2000 Index had not recouped the ground lost last fall, and the NASDAQ Composite, while close to its previous high, had not climbed all the way back. Yet signs of market strength continued into early March, especially for the largest stocks.
    How solid was this recovery from last October's lows? One lesson to be learned was that the market was highly sensitive to any bad news, especially about corporate profits. Despite the market's resilience, a number of stocks
- particularly in the electronic sector - suffered reverses when companies forecast lower earnings for the early months of 1998.
    In late 1997, large stocks, particularly heavily capitalized global corporations, had been depressed in price by the so-called "Asian flu" - the severe financial problems affecting Japan, Korea, Singapore, Thailand, Indonesia and the Philippines. In the new year, however, many of these companies have rebounded from their depressed price levels. In addition, very large companies were sought out by investors as offering a better refuge in uncertain times than small and medium-size companies.
    And the weapons-inspection crisis with Iraq, though it eased with an agreement at the close of the fiscal period, provided more reasons for investors to seek out the large, well-established stocks.
    As the stock market approached its spring quarter, there was no shortage of reasons to worry whether the recent strength could be maintained. For one, there was the ever-present fear that the Fed might try to curb ebullience in the market - and the U.S. economy - by raising interest rates again. Also, there were predictions that the Asian flu had yet to make its full force felt in the American economy. Then there were the uncertainties brought on by the White House scandals, continued defiance by Iraq's Saddam Hussein, and the advance shadow of the approaching mid term elections.
    Even though interest rates have crept up in early 1998, the average price of stocks in the S&P 500 stood at 26 times operating earnings at the end of February compared to 20.7 a year earlier. And the dividend yield of stocks in the S&P 500 was at an all-time low of 1.51%.
    Nonetheless, the resilience of the stock market was supported by a number of impressive factors. Inflation is lower than at any time in a generation. Interest rates, though edging higher, are low by most recent standards. And corporate profits, though likely to be lower than last year, have still been growing at double-digit rates. In addition, cash flows into mutual funds and into stocks have been setting new records.
    Market bears interpret these developments as signs that a market "top" is close at hand. However, recent swings in stock prices indicate that many investors still regard drops in the market as a good opportunity to acquire more shares at reasonable prices.

Portfolio Focus
Asset Allocation
    The Fund held approximately 60% of its net assets in equity-type investments for the six months ended February 28, 1998, close to the Fund's allowable maximum allocation of 65%. This allocation to equity added to the Fund's relative performance, as stocks in general outperformed bonds and cash equivalents.
    While long-term prospects for stocks remain very positive, equity valuation levels relative to interest rates are currently a concern. Ample liquidity and foreign buying are helping to fuel equity price gains, but our next move is more likely to be a reduction in the percentage of assets allocated to equity.
Equity Holdings
    Equity investment results during the first six months were positively impacted by two primary factors - financials and issue selection. The greatest impact came once again from the financial holdings, with Allstate, BankAmerica, Equitable Cos. and Travelers Group producing outstanding results. Led by the retail sector, where holdings in American Stores, Dayton Hudson, General Nutrition and Pier 1 Imports recorded well-above-average gains, issue selection was the other positive factor. The latter two stocks have been sold from the portfolio as their P/E ratios became too high to justify their retention based on our low P/E approach.
    On the other side of the ledger, issue selection and a mid-cap bias hurt results. Although technology stocks, such as Adaptec and 3Com, were the hardest hit, an assortment of stocks from varied industries, including Georgia-Pacific, Raychem, PacifiCare Health Systems, Cl.B, Pennzoil, and Nike, Cl.B, also registered negative results.
    In an equity environment currently favoring large-capitalization growth stocks, issue selection should be the key factor determining investment success. We continue to find stocks with good long-term earnings-growth potential that are attractively priced relative to the broad market average. Examples of recently purchased stocks meeting our investment criteria include Leggett & Platt, a maker of components and related products for bedding, furniture and various other furnishings, and Masco, a maker of building and home improvement products (e.g., Delta faucets, Thermador cooking appliances). Purchased in September 1997 at a 12% and 20% P/E discount to the S&P 500, respectively, each company is expected to grow its earnings at a 15% to 20% rate over the next 2 years and 14% longer term, more than double the market's projected growth.
Fixed-Income Holdings
    We have maintained a flexible duration posture in structuring the fixed-income portion of the portfolio during the past six months. On balance, we have added value through modest duration adjustments, being longer than the Lehman Aggregate Index benchmark during periods of falling interest rates, and shorter during rising interest rates. Currently the duration is
4.3 years. That is modestly shorter than the Lehman Aggregate Index duration of 4.5 years.

    The most significant structural change in the fixed-income portion of the Fund has been an increase in both commercial and residential mortgage-backed securities. These securities performed much better than comparably rated corporate bonds due to generally improving real estate markets, changing rating agency underwriting guidelines, and strong investor demand. We expect to increase this exposure over time, if yield spreads widen toward those of comparably rated corporates. Additionally, we continue to de-emphasize U.S. Treasury securities, favoring instead corporate and mortgage-backed bonds for their additional yield and price-appreciation potential. Portfolio holdings, of course, are subject to change in response to changing market conditions.
    Over time, we believe our tested investment approach should once again be rewarding for our investors. Thank you for your confidence in Dreyfus portfolio management.
                              Sincerely,

                      [Douglas D. Ramos, CFA signature logo]

                              Douglas D. Ramos, CFA
                              Portfolio Manager
March 25, 1998
New York, N.Y.
* Total return includes reinvestment of dividends and any capital gains paid.
**     The Customized Blended Index is composed of the Standard & Poor's 500
Composite Stock Price Index, 50%, the Lehman Brothers Aggregate Bond Index, 40%, and the Merrill Lynch 91-Day U.S. Treasury Bill Index, 10%. Reflects the reinvestment of income dividends and, where applicable, capital gain distributions.
***    SOURCE: LIPPER ANALYTICAL SERVICES, INC. - Reflects the reinvestment of income dividends and, where applicable, capital gain distributions. The Standard & Poor's 500 Composite Stock Price Index is a widely accepted unmanaged index of U.S. stock market performance.
    SOURCE: LEHMAN BROTHERS - The Lehman Brothers Aggregate Bond Index is a widely accepted, unmanaged index of corporate, government, and government agency debt instruments, mortgage-backed securities and asset-backed securities.


DREYFUS BALANCED FUND, INC.
STATEMENT OF INVESTMENTS                                                                            FEBRUARY 28, 1998 (UNAUDITED)
                                                                                                    Principal
Bonds and Notes-43.6%                                                                                Amount          Value
                                                                                               ______________    ______________
              Banking-4.0%           Barnett Cap. Trust 2, Deb.,
                                       7.95%, 2026..........................                   $    2,500,000    $    2,634,530
                                     IBJ Preferred Capital, Bond,
                                       8.79%, 2049..........................                       13,000,000 (a)    12,667,707
                                     MMCA Auto Trust,
                                       Asset Backed Ctfs.,
                                       Ser. 1995-1A, 5.70%, 2000............                          501,460           501,119
                                                                                                                  _____________
                                                                                                                     15,803,356
                                                                                                                  _____________
 Consumer Non-Durables-.5%           Philip Morris Cos., Notes,
                                       6.95%, 2001..........................                         2,000,000      2,063,864
                                                                                                                  _____________
              Finance-4.0%           Evans Withycombe Residential, Notes,
                                       7.50%, 2004..........................                        3,450,000 (b)     3,611,957
                                     First Union, Deb.,
                                       8.04%, 2026..........................                         2,000,000      2,092,198
                                     Sumitomo Bank Treasury Company, Bond,
                                       9.40%, 2049 .........................                        10,000,000 (a)   10,220,120
                                                                                                                  _____________
                                                                                                                     15,924,275
                                                                                                                  _____________
           Industrial-5.2%           Belo (A.H.), Sr. Notes,
                                       6.875%, 2002.........................                         3,000,000 (b)    3,058,911
                                     Dual Drilling, Sr. Sub. Notes,
                                       9.875%, 2004.........................                         2,650,000        2,862,000
                                     EES Coke Battery, Sr. Notes,
                                       7.125%, 2002.........................                         1,885,000 (a)    1,888,781
                                     Loews, Sub. Notes,
                                       3.125%, 2007.........................                         2,500,000        2,415,625
                                     PDV America, Sr. Notes,
                                       7.25%, 1998..........................                         3,000,000 (b)    3,015,195
                                     Rockwell International, Deb.,
                                       5.20%, 2098..........................                         5,000,000        3,781,250
                                     Tosco, Notes,
                                       7.25%, 2007..........................                         3,150,000        3,306,678
                                                                                                                  _____________
                                                                                                                     20,328,440
                                                                                                                  _____________
             Oil & Gas-.8%           Apache Financial Properties, Notes,
                                       6.50%, 2007..........................                         3,000,000        2,967,600
                                                                                                                  _____________
        Pharmaceutical-.8%           Bayer, Deb.,
                                       6.65%, 2028..........................                         3,000,000 (a)    2,981,250
                                                                                                                  _____________
          Real Estate-2.0%           Crescent Real Estate Trust, Notes,
                                       7.125%, 2007.........................                         5,000,000 (a)    5,106,565
                                     Spieker Properties Trust, Notes,
                                       8%, 2005.............................                         2,750,000        2,938,821
                                                                                                                  _____________
                                                                                                                      8,045,386
                                                                                                                  _____________
Retail Trade-Drug Stores-.4%         Rite Aid, Conv. Sub. Notes,
                                       5.25%, 2002..........................                         1,500,000 (a)    1,741,875
                                                                                                                  _____________

DREYFUS BALANCED FUND, INC.
STATEMENT OF INVESTMENTS (CONTINUED)                                                               FEBRUARY 28, 1998 (UNAUDITED)
                                                                                                   Principal
Bonds and Notes (continued)                                                                          Amount          Value
                                                                                                ______________   ______________
   Telecommunications-1.8%           Scandinavian Brothers, Sub. Deb.,
                                       7%, 2004.............................                    $    2,000,000   $    2,130,000
                                     Sci Television, Sr. Notes,
                                       11%, 2005............................                         5,000,000        5,138,910
                                                                                                                  _____________
                                                                                                                      7,268,910
                                                                                                                  _____________
       Transportation-2.1%           American West Airlines, Pass-Through Ctfs.,
                                       Ser. 1997, 1C, 7.53%, 2004...........                         2,930,229        3,003,485
                                     Continental Airlines, Pass-Through Ctfs.,
                                       6.80%, 2007..........................                         5,000,000        5,045,500
                                                                                                                  _____________
                                                                                                                      8,048,985
                                                                                                                  _____________
            Utilities-1.8%           Indiantown Cogeneration, L.P., First Mortgage,
                                       9.77%, 2020..........................                         2,500,000        3,089,102
                                     PTTEP International, Deb.,
                                       7.625%, 2006.........................                         2,500,000 (a)    2,022,202
                                     Realty Income, Notes,
                                       7.75%, 2007..........................                         2,000,000        2,158,012
                                                                                                                  _____________
                                                                                                                      7,269,316
                                                                                                                  _____________
               Foreign-.5%           Republic of Columbia, Bonds,
                                       8.70%, 2016..........................                         1,000,000          977,224
                                     Sultan of Oman, Deb.,
                                       7.125%, 2002.........................                         1,000,000 (a)    1,017,500
                                                                                                                  _____________
                                                                                                                      1,994,724
                                                                                                                  _____________
                Other-7.7%           Commercial Mortgage,
                                       Pass-Through Ctfs.:
                                        Ser. 1997-TZH, Cl. C, 7.724%, 2025                           5,000,000 (a)    5,228,600
                                        Ser. 1997-TZH, Cl. D, 7.902%, 2027                           3,000,000 (a)    3,133,590
                                     GMAC Commercial Mortgage Securities,
                                       Asset Backed Ctfs.,
                                       Ser. 1996-C1, Cl. E, 7.86%, 2006.....                         3,000,000        3,048,750
                                     GS Mortgage Securities Corp. II, Sub. Deb.,
                                       Ser. 1997-GL, Cl. G, 7.785%, 2030....                         6,000,000        6,211,875
                                     NSCOR, Residential Mortgage Securities,
                                       Ser. 1997-11, B1, 7%, 2027...........                         3,993,945        3,998,938
                                       Ser. 1997-11, B2, 7%, 2027...........                           348,424          344,287
                                       Ser. 1998-2, B2, 6.50%, 2028.........                           752,000          724,035
                                     New York City Tax Lien,
                                       Collateralized Bonds:
                                       Ser. 1996-1, Cl. C, 7.11%, 2005......                           362,420 (a)      363,553
                                       Ser. 1997-1, Cl. D, 6.90%, 2005......                         2,064,404 (a)    2,081,823
                                     Residential Funding Mortgage Securities I,
                                       Pass-Through Ctfs.:
                                       Ser. 1996-S18, Cl. M3, 8%, 2026                               2,423,550        2,513,343
                                       Ser. 1996-S22, Cl. M3, 8%, 2026                               2,410,308        2,490,877
                                                                                                                  _____________
                                                                                                                     30,139,671
                                                                                                                  _____________

DREYFUS BALANCED FUND, INC.
STATEMENT OF INVESTMENTS (CONTINUED)                                                                 FEBRUARY 28, 1998 (UNAUDITED)
                                                                                                     Principal
Bonds and Notes (continued)                                                                            Amount          Value
                                                                                                ______________   ______________
        U.S. Government &
            Agencies-12.0%             Federal Home Loan Mortgage Corp.,
                                        Real Estate Mortgage Investment Conduit:
                                         Ser. 1497, Cl. FF, 6.50%, 8/15/2021                   $    1,650,000  $      1,648,350
                                         6.50%, 3/1/2028....................                       10,000,000 (c)     9,906,200
                                     Federal National Mortgage Association,
                                        Real Estate Mortgage Investment Conduit:
                                         Ser. 1996-M3, Cl. A1, 7.385%, 3/25/2021                     4,667,253        4,858,319
                                         9%, 6/1/2026...............                                 2,269,124        2,415,891
                                     Government National Mortgage Association,
                                       Mortgage Backed Ctfs.:
                                       5%, 3/20/2028                                                10,000,000 (c)    9,931,200
                                       7.50%, 4/15/2037                                              2,000,000 (c)    2,090,620
                                     U.S.  Treasury Bonds,
                                       6.125%, 11/15/2027...................                         1,500,000        1,542,422
                                     U.S. Treasury Notes,
                                       5.50%, 2/28/2003.....................                        15,000,000       14,928,885
                                                                                                                  _____________
                                                                                                                     47,321,887
                                                                                                                  _____________
                                     TOTAL BONDS AND NOTES
                                       (cost $170,571,764)..................                                       $171,899,539
                                                                                                                  =============
       Common Stocks-58.9%                                                                          Shares
                                                                                                 _____________
    Consumer Durables-2.5%           Harman International...................                            81,000   $    3,766,500
                                     Leggett & Platt........................                           118,000        5,922,125
                                                                                                                  _____________
                                                                                                                      9,688,625
                                                                                                                  _____________
Consumer Non-Durables-5.8%           Kimberly-Clark..........................                           92,900        5,173,369
                                     NIKE, Cl. B............................                            38,000        1,667,250
                                     Philip Morris Cos......................                           114,000        4,951,875
                                     RJR Nabisco Holdings...................                           136,300        4,710,869
                                     Warnaco Group, Cl. A...................                           168,700        6,262,987
                                                                                                                  _____________
                                                                                                                     22,766,350
                                                                                                                  _____________
Electronic Technology-6.8%           Adaptec................................                            98,500 (d)    2,604,094
                                     Digital Equipment......................                             1,300 (d)       74,019
                                     Gateway 2000...........................                            20,400 (d)      897,600
                                     Harris.................................                            86,000        4,359,125
                                     Lockheed Martin........................                            51,000        5,951,062
                                     Micron Technology......................                            69,000 (d)    2,289,937
                                     Sundstrand.............................                            96,000        5,808,000
                                     United Technologies....................                            56,000        5,001,500
                                                                                                                  _____________
                                                                                                                     26,985,337
                                                                                                                  _____________
      Energy Minerals-4.4%           British Petroleum, A.D.S...............                            64,000        5,292,000
                                     Mobil..................................                            51,200        3,708,800

DREYFUS BALANCED FUND, INC.
STATEMENT OF INVESTMENTS (CONTINUED)                                                               FEBRUARY 28, 1998 (UNAUDITED)
Common Stocks (continued)                                                                          Shares            Value
                                                                                                 _____________    _____________
Energy Minerals (continued)          Pennzoil...............................                            60,600   $    4,056,413
                                     Tosco..................................                           113,400        4,209,975
                                                                                                                  _____________
                                                                                                                     17,267,188
                                                                                                                  _____________
             Finance-13.1%           Allstate...............................                            53,000        4,942,250
                                     BankAmerica............................                            61,600        4,774,000
                                     Bankers Trust New York.................                            38,000        4,493,500
                                     Chase Manhattan........................                            24,500        3,039,531
                                     Chelsea GCA Realty.....................                            90,400        3,378,700
                                     Cheung Kong Holdings...................                           372,000        2,606,691
                                     Chubb..................................                            63,000        5,028,187
                                     Equitable Cos..........................                           115,000        6,015,938
                                     Equity Office Properties Trust.........                            44,700        1,318,650
                                     First Union............................                            88,500        4,662,844
                                     NationsBank............................                            59,000        4,041,500
                                     Sun Hung Kai Properties................                           372,000        2,786,877
                                     Travelers Group........................                            78,600        4,381,950
                                                                                                                  _____________
                                                                                                                     51,470,618
                                                                                                                  _____________
      Health Services-3.0%           Allegiance.............................                           133,000        4,638,375
                                     Beverly Enterprises....................                           384,000 (d)    5,832,000
                                     PacifiCare Health Systems, Cl. B.......                             7,600 (d)      475,000
                                     Pharmerica.............................                            69,619          905,047
                                                                                                                  _____________
                                                                                                                     11,850,422
                                                                                                                  _____________
    Health Technology-1.7%           Biogen.................................                           132,000        5,824,500
                                     Genzyme-General Division...............                            35,900        1,061,294
                                                                                                                  _____________
                                                                                                                      6,885,794
                                                                                                                  _____________
  Non-Energy Minerals-1.7%.          ISPAT International....................                            87,300 (d)    2,149,763
                                     Lone Star Industries...................                            75,000        4,518,750
                                                                                                                  _____________
                                                                                                                      6,668,513
                                                                                                                  _____________
   Process Industries-5.0%           Archer-Daniels-Midland.................                           203,000        4,554,812
                                     Great Lakes Chemical...................                           106,000        5,154,250
                                     Owens-Illinois.........................                           111,000 (d)    4,259,625
                                     Praxair................................                           123,100        5,885,719
                                                                                                                  _____________
                                                                                                                     19,854,406
                                                                                                                  _____________
Producer Manufacturing-5.1%          AlliedSignal...........................                           108,000        4,596,750
                                     General Signal.........................                           120,800        4,907,500
                                     Masco..................................                            89,300        4,855,687
                                     Xerox..................................                            62,700        5,560,706
                                                                                                                  _____________
                                                                                                                     19,920,643
                                                                                                                  _____________
         Retail Trade-3.3%           American Stores........................                       233,000            5,868,688
                                     Dayton Hudson..........................                        64,000            4,948,000
                                     Federated Department Stores............                        48,200 (d)        2,259,375
                                                                                                                  _____________
                                                                                                                     13,076,063
                                                                                                                  _____________

DREYFUS BALANCED FUND, INC.
STATEMENT OF INVESTMENTS (CONTINUED)                                                                 FEBRUARY 28, 1998 (UNAUDITED)
Common Stocks (continued)                                                                            Shares           Value
                                                                                                 _____________    _____________
       Transportation-1.2%           CNF Transportation.....................                       120,000       $    4,695,000
                                                                                                                  _____________
            Utilities-5.3%           AT&T...................................                        78,000            4,748,250
                                     Coastal................................                        71,700            4,561,913
                                     Dominion Resources.....................                       117,000            4,665,375
                                     El Paso Natural Gas....................                        62,700            4,161,713
                                     Texas Utilities........................                        71,600            2,895,325
                                                                                                                  _____________
                                                                                                                     21,032,576
                                                                                                                  _____________
                                     TOTAL COMMON STOCKS
                                       (cost $191,419,867)..................                                       $232,161,535
                                                                                                                  =============
Convertible Preferred Stocks-2.3%
              Banking-1.3%           Sanwa Fin., 1.25% (Units)..............                           215 (a)      $ 5,255,650
                                                                                                                  _____________
      Energy Minerals-1.0%           Petroleo Brasileiro-Petrobras, 2.174%                          17,000            3,851,668
                                                                                                                  _____________
                                     TOTAL CONVERTIBLE PREFERRED STOCKS
                                       (cost $8,047,692)....................                                     $    9,107,318
                                                                                                                  =============
                                                                                                   Principal
Short-Term Investments-4.0%                                                                         Amount
                                                                                                 _____________
     U.S. Treasury Bills:            4.99%, 4/2/1998........................                $    4,552,000 (b,e) $    4,530,879
                                     5.10%, 4/23/1998.......................                     8,787,000 (b)       8,717,670
                                     4.93%, 4/30/1998.......................                      2,529,000           2,506,593
                                                                                                                  _____________
                                     TOTAL SHORT-TERM INVESTMENTS
                                       (cost $15,761,034)...................                                     $  15,755,142
                                                                                                                  =============
TOTAL INVESTMENTS (cost $385,800,357).......................................                         108.8%      $  428,923,534
                                                                                                     =====        =============
LIABILITIES, LESS CASH AND RECEIVABLES......................................                          (8.8%)      $ (34,715,718)
                                                                                                     =====        =============
NET ASSETS..................................................................                         100.0%        $394,207,816
                                                                                                     =====        =============
Notes to Statement of Investments:

    (a) Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At February 28, 1998, these securities amounted to $53,709,216 or approximately 13.6% net assets.
    (b) Held by the custodian in a segregated account as collateral for securities purchased on a forward commitment basis.
    (c)  Purchased on a forward commitment basis.
    (d)  Non-income producing.
    (e) Held by custodian in a segregated account as collateral for open Financial Futures positions.
SEE NOTES TO FINANCIAL STATEMENTS.

DREYFUS BALANCED FUND, INC.
STATEMENT OF FINANCIAL FUTURES                                                FEBRUARY 28, 1998 (UNAUDITED)
                                                                         Market Value                        Unrealized
                                                                           Covered                         (Depreciation)
Financial Futures Short                                   Contracts     by Contracts      Expiration        at 2/28/98
____________________                                     __________     ____________      ___________     _____________
30 Year U.S. Treasury Bonds..................                135         $(16,263,281)    June '98        $      (13,984)
                                                                                                          =============
SEE NOTES TO FINANCIAL STATEMENTS.


DREYFUS BALANCED FUND, INC.
STATEMENT OF ASSETS AND LIABILITIES                                                         FEBRUARY 28, 1998 (UNAUDITED)
                                                                                                        Cost             Value
                                                                                                   _____________     ____________
ASSETS:                          Investments in securities-See Statement of Investments             $385,800,357      $428,923,534
                                 Cash.......................................                                               538,823
                                 Receivable for investment securities sold..                                             5,794,385
                                 Interest and dividends receivable..........                                             2,005,625
                                 Receivable for shares of Common Stock subscribed                                          14,491
                                 Prepaid expenses...........................                                                14,390
                                                                                                                     _____________
                                                                                                                       437,291,248
                                                                                                                     _____________
LIABILITIES:                     Due to The Dreyfus Corporation and affiliates......                                       225,086
                                 Payable for investment securities purchased........                                    42,737,962
                                 Payable for futures variation margin-Note 4(a).....                                        37,969
                                 Payable for shares of Common Stock redeemed........                                         4,975
                                 Accrued expenses...................................                                        77,440
                                                                                                                     _____________
                                                                                                                        43,083,432
                                                                                                                     _____________
NET ASSETS..................................................................                                         $394,207,816
                                                                                                                     =============
REPRESENTED BY:                  Paid-in capital............................                                          $345,955,432
                                 Accumulated undistributed investment income-net.........                                2,106,592
                                 Accumulated net realized gain (loss) on investments.....                                3,036,599
                                 Accumulated net unrealized appreciation (depreciation)..
                                  on investments and foreign currency transactions.......
                                  [including ($13,984) net unrealized (depreciation).....
                                  on financial futures]-Note 4(b)........................                               43,109,193
                                                                                                                     _____________
NET ASSETS..................................................................                                          $394,207,816
                                                                                                                     =============
SHARES OUTSTANDING
(300 MILLION SHARES OF $.001 PAR VALUE COMMON STOCK AUTHORIZED).............                                            23,121,263
NET ASSET VALUE, offering and redemption price per share....................                                                $17.05
                                                                                                                           =======
SEE NOTES TO FINANCIAL STATEMENTS.

DREYFUS BALANCED FUND, INC.
STATEMENT OF OPERATIONS                                           SIX MONTHS ENDED FEBRUARY 28, 1998 (UNAUDITED)
INVESTMENT INCOME
INCOME:                          Interest...................................                   $  4,752,062
                                 Cash dividends (net of $4,533 foreign taxes
                                     withheld at source)....................                     1,630,374
                                                                                               ____________
                                       Total Income.........................                                         $  6,382,436
EXPENSES:                        Management fee-Note 3(a)...................                      1,082,384
                                 Shareholder servicing costs-Note 3(b)......                        515,729
                                 Registration fees..........................                         38,768
                                 Custodian fees-Note 3(b)...................                         25,947
                                 Prospectus and shareholders' reports.......                         24,947
                                 Professional fees..........................                         20,121
                                 Directors' fees and expenses-Note 3(c).....                         13,314
                                 Loan commitment fees-Note 2................                            907
                                 Miscellaneous..............................                         2,484
                                                                                               ____________
                                       Total Expenses.......................                                             1,724,601
                                                                                                                      ____________
INVESTMENT INCOME-NET.......................................................                                             4,657,835
                                                                                                                      ____________
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS-Note 4:
                                 Net realized gain (loss) on investments and
                                     foreign currency transactions..........                    $12,389,754
                                 Net realized gain (loss) on
                                     forward currency exchange contracts....                         23,005
                                 Net realized gain (loss) on financial futures:
                                     Short transactions.....................                        555,372
                                                                                               ____________
                                        Net Realized Gain (Loss).............                                           12,968,131
                                 Net unrealized appreciation (depreciation) on investments
                                     and foreign currency transactions (including $11,485
                                     net unrealized appreciation on financial futures).....                              9,085,866
                                                                                                                      ____________
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS......................                                            22,053,997
                                                                                                                      ____________
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS........................                                           $26,711,832
                                                                                                                      ============
SEE NOTES TO FINANCIAL STATEMENTS.

DREYFUS BALANCED FUND, INC.
STATEMENT OF CHANGES IN NET ASSETS
                                                                                         Six Months Ended
                                                                                         February 28, 1998        Year Ended
                                                                                            (Unaudited)         August 31, 1997
                                                                                          _________________     _______________
OPERATIONS:
  Investment income-net...............................................                       $    4,657,835      $    8,259,529
  Net realized gain (loss) on investments.............................                           12,968,131         33,359,808
  Net unrealized appreciation (depreciation) on investments...........                            9,085,866          32,330,537
                                                                                              _____________       _____________
    Net Increase (Decrease) in Net Assets Resulting from Operations...                           26,711,832         73,949,874
                                                                                              _____________       _____________
DIVIDENDS TO SHAREHOLDERS FROM:
  Investment income-net...............................................                           (4,453,403)         (7,851,890)
  Net realized gain on investments....................................                          (41,779,620)        (11,090,177)
                                                                                              _____________       _____________
    Total Dividends...................................................                          (46,233,023)        (18,942,067)
                                                                                              _____________       _____________
CAPITAL STOCK TRANSACTIONS:
  Net proceeds from shares sold.......................................                          137,389,592         114,567,348
  Dividends reinvested................................................                           45,374,137          18,584,915
  Cost of shares redeemed.............................................                         (116,294,026)       (110,769,614)
                                                                                              _____________       _____________
    Increase (Decrease) in Net Assets from Capital Stock Transactions.                           66,469,703          22,382,649
                                                                                              _____________       _____________
      Total Increase (Decrease) in Net Assets.........................                           46,948,512          77,390,456
NET ASSETS:
  Beginning of Period.................................................                          347,259,304         269,868,848
                                                                                              _____________       _____________
  End of Period.......................................................                         $394,207,816        $347,259,304
                                                                                              =============       =============
UNDISTRIBUTED INVESTMENT INCOME-NET...................................                       $    2,106,592      $    1,902,160
                                                                                              _____________       _____________
                                                                                                Shares             Shares
                                                                                              _____________       _____________
CAPITAL SHARE TRANSACTIONS:
  Shares sold.........................................................                            7,662,126           6,833,342
  Shares issued for dividends reinvested..............................                            2,788,675          1,161,022
  Shares redeemed.....................................................                           (6,466,752)         (6,696,371)
                                                                                              _____________       _____________
    Net Increase (Decrease) in Shares Outstanding.....................                            3,984,049           1,297,993
                                                                                              =============       =============

SEE NOTES TO FINANCIAL STATEMENTS.

DREYFUS BALANCED FUND, INC.
FINANCIAL HIGHLIGHTS
    Contained below is per share operating performance data for a share of Common Stock outstanding, total investment return, ratios to average net assets and other supplemental data for each period indicated. This information has been derived from the Fund's financial statements.

                                                    Six Months Ended
                                                    February 28,1998               Year Ended August 31,
                                                                       ______________________________________________
PER SHARE DATA:                                       (Unaudited)        1997    1996        1995      1994    1993(1)
                                                   ______________      _______  _______   _______   _______   _______
    Net asset value, beginning of period                 $18.15         $15.13   $15.61    $13.72    $13.28    $12.50
                                                        _______        _______  _______   _______   _______   _______
    Investment Operations:
    Investment income-net..............        .            .22            .45      .51       .54       .41       .39
    Net realized and unrealized gain (loss)
      on investments...................                    1.00           3.65      .29      1.99        .59    .71
                                                        _______        _______  _______   _______   _______   _______
    Total from Investment Operations...                    1.22           4.10      .80      2.53      1.00      1.10
                                                        _______        _______  _______   _______   _______   _______
    Distributions:
    Dividends from investment income-net...                (.23)          (.44)    (.53)      (.51)     (.42)    (.32)
    Dividends from net realized gain on investments       (2.09)          (.64)    (.75)     (.13)      (.14)      -
                                                        _______        _______  _______   _______   _______   _______
    Total Distributions................                   (2.32)         (1.08)   (1.28)     (.64)      (.56)    (.32)
                                                        _______        _______  _______   _______   _______   _______
    Net asset value, end of period.....                  $17.05         $18.15   $15.13    $15.61     $13.72   $13.28
                                                        =======        =======  =======   =======    =======  =======
TOTAL INVESTMENT RETURN................                   7.45%(2)       28.06%    5.19%    19.03%      7.73%    8.88%(2)
RATIOS/SUPPLEMENTAL DATA:
    Ratio of expenses to average net assets.                47%(2)         .96%    1.00%     1.04%       .69%    . 23%(2)
    Ratio of net investment income
      to average net assets............                    1.28%(2)       2.71%    3.37%     3.99%      3.26%    3.46%(2)
    Decrease reflected in above expense ratios
      due to undertakings by the Manager.....                 -              -        -         -        .41%    1.13%(2)
    Portfolio Turnover Rate............                   92.07%(2)     235.56%  186.23%    72.42%     58.22%   46.42%(2)
    Average commission rate paid(3)....                  $.0535         $.0587    $.0684        -          -        -
    Net Assets, end of period (000's Omitted)          $394,208       $347,259  $269,869 $165,909    $82,848  $48,315

(1)    From September 30, 1992 (commencement of operations) to August 31, 1993.
(2)    Not annualized.
(3) For fiscal years beginning September 1, 1995, the Fund is required to disclose its average commission rate paid per share for purchases and sales of investment securities.
SEE NOTES TO FINANCIAL STATEMENTS.

DREYFUS BALANCED FUND, INC.
NOTES TO FINANCIAL STATEMENTS (UNAUDITED)
NOTE 1-SIGNIFICANT ACCOUNTING POLICIES:
    Dreyfus Balanced Fund, Inc. (the "Fund") is registered under the
Investment Company Act of 1940 ("Act") as a non-diversified open-end management investment company. The Fund's investment objective is to provide investors with long-term capital growth and current income, consistent with reasonable investment risk. The Dreyfus Corporation ("Manager") serves as the Fund's investment adviser. The Manager is a direct subsidiary of Mellon Bank, N.A. ("Mellon"). Premier Mutual Fund Services, Inc. is the distributor of the Fund's shares, which are sold to the public without a sales charge.
    The Fund's financial statements are prepared in accordance with generally accepted accounting principles which may require the use of management estimates and assumptions. Actual results could differ from those estimates.
    (a) Portfolio valuation: Most debt securities (excluding short-term investments) are valued each business day by an independent pricing service ("Service") approved by the Board of Directors. Debt securities for which quoted bid prices are readily available and are representative of the bid side of the market in the judgment of the Service are valued at the mean between the quoted bid prices (as obtained by the Service from dealers in such securities) and asked prices (as calculated by the Service based upon its evaluation of the market for such securities). Other debt securities are carried at fair value as determined by the Service, based on methods which include consideration of: yields or prices of securities of comparable quality, coupon, maturity and type; indications as to values from dealers;
and general market conditions. Other securities (including financial futures) are valued at the average of the most recent bid and asked prices in the market in which such securities are primarily traded, or at the last sales price for securities traded primarily on an exchange or the national securities market. In the absence of reported sales of securities traded primarily on an exchange or national securities market, the average of the most recent bid and asked prices is used. Bid price is used when no asked price is available. Securities for which there are no such valuations are valued at fair value as determined in good faith under the direction of the Board of Directors. Investments denominated in foreign currencies are translated to U.S. dollars at the prevailing rates of exchange. Forward currency exchange contracts are valued at the forward rate.
    (b) Foreign currency transactions: The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from change in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.
    Net realized foreign exchange gains or losses arise from sales and maturities of short-term securuties, sales of foreign currencies, currency gains or losses realized on securities transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities, resulting from changes in exchange rates.
Such gains and losses are included with net realized and unrealized gain or loss on investments.
    (c) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, amortization of discount on investments, is recognized on the accrual basis.
    (d) Dividends to shareholders: Dividends are recorded on the ex-dividend date. Dividends from investment income-net are declared and paid quarterly. Dividends from net realized capital gain are normally declared and paid annually, but the Fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code. To the extent that net realized capital gain can be offset by capital loss carryovers, if any, it is the policy of the Fund not to distribute such gain.

DREYFUS BALANCED FUND, INC.
NOTES TO FINANCIAL STATEMENTS (UNAUDITED) (CONTINUED)
    On March 30, 1998, the Board of Directors declared a cash dividend of $.12 per share from undistributed investment income-net, payable on March 31, 1998 (ex-dividend date), to shareholders of record as of the close of business on March 30, 1998.
    (e) Federal income taxes: It is the policy of the Fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Internal Revenue Code, and to make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise taxes.
NOTE 2-BANK LINE OF CREDIT:
    The Fund participates with other Dreyfus-managed funds in a $600 million redemption credit facility ("Facility") to be utilized for temporary or emergency purposes, including the financing of redemptions. In connection therewith, the Fund has agreed to pay commitment fees on its pro rata portion of this Facility. Interest is charged to the Fund at rates based on prevailing market rates in effect at the time of borrowings. During the period ended February 28, 1998, the Fund did not borrow under the Facility.
NOTE 3-MANAGEMENT FEE AND OTHER TRANSACTIONS WITH AFFILIATES:
    (a) Pursuant to a management agreement with the Manager, the management fee is computed at the annual rate of .60 of 1% of the value of the Fund's average daily net assets and is payable monthly.
    (b) Under the Shareholder Services Plan, the Fund reimburses Dreyfus Service Corporation, a wholly-owned subsidiary of the Manager, an amount not to exceed an annual rate of .25 of 1% of the value of the Fund's average daily net assets for certain allocated expenses of providing personal services and/or maintaining shareholder accounts. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the Fund and providing reports and other information, and services related to the maintenance of shareholder accounts. During the period ended February 28, 1998, the Fund was charged $448,373 pursuant to the Shareholder Services Plan.
    The Fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of the Manager, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the Fund. During the period ended February 28, 1998, the Fund was charged $33,757 pursuant to the transfer agency agreement.
    The Fund compensates Mellon under a custody agreement to provide custodial services for the Fund. During the period ended February 28, 1998, the Fund was charged $25,947 pursuant to the custody agreement.
    (c) Each director who is not an "affiliated person" as defined in the Act receives from the Fund an annual fee of $1,000 and an attendance fee of $250 per meeting. The Chairman of the Board receives an additional 25% of such compensation.
NOTE 4-SECURITIES TRANSACTIONS:
    (a) The aggregate amount of purchases and sales of investment securities, excluding short-term securities, financial futures and forward currency exchange contracts during the period ended February 28, 1998 amounted to $377,520,598 and $332,809,756, respectively.
    The Fund enters into forward currency exchange contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings. When executing forward currency exchange contracts, the Fund is obligated to buy or sell a foreign currency at a specified rate on a certain date in the future. With respect to sales of forward currency exchange contracts, the Fund would incur a loss if the value of the contract increases between the date the forward contract is opened and the date the forward contract is closed. The Fund realizes a gain if the value of the
DREYFUS BALANCED FUND, INC.
NOTES TO FINANCIAL STATEMENTS (UNAUDITED) (CONTINUED) contract decreases between those dates. With respect to purchases of forward currency exchange contracts, the Fund would incur a loss if the value of the contract decreases between the date the forward contract is opened and the date the forward contract is closed. The Fund realizes a gain if the value of the contract increases between those dates. The Fund is also exposed to credit risk associated with counter party nonperformance on these forward currency exchange contracts which is typically limited to the unrealized gain on each open contract. At February 28, 1998, there were no open forward currency exchange contracts.
    The Fund may invest in financial futures contracts in order to gain exposure to or protect against changes in the market. The Fund is exposed to market risk as a result of changes in the value of the underlying financial instruments. Investments in financial futures require the Fund to "mark to market" on a daily basis, which reflects the change in the market value of the contracts at the close of each day's trading. Typically, variation margin payments are received or made to reflect daily unrealized gains or losses. When the contracts are closed, the Fund recognizes a realized gain or loss. These investments require initial margin deposits with a custodian, which consist of cash or cash equivalents, up to approximately 10% of the contract amount. The amount of these deposits is determined by the exchange or Board of Trade on which the contract is traded and is subject to change. Contracts open at February 28, 1998, and their related unrealized depreciation are set forth in the Statement of Financial Futures.
    (b) At February 28, 1998, accumulated net unrealized appreciation on investments and financial futures was $43,109,193, consisting of $47,961,196 gross unrealized appreciation and $4,852,003 gross unrealized depreciation.
    At February 28, 1998, the cost of investments for Federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).



Registration Mark
[Dreyfus lion "d" logo]
DREYFUS BALANCED FUND, INC.
200 Park Avenue
New York, NY 10166
MANAGER
The Dreyfus Corporation
200 Park Avenue
New York, NY 10166
CUSTODIAN
Mellon Bank, N.A.
One Mellon Bank Center
Pittsburgh, PA 15258
TRANSFER AGENT &
DIVIDEND DISBURSING AGENT
Dreyfus Transfer, Inc.
P.O. Box 9671
Providence, RI 02940










Printed in U.S.A.                            222SA982
Registration Mark
[Dreyfus logo]
Balanced Fund, Inc.
Semi-Annual
Report
February 28, 1998